Exhibit 99.2

ConocoPhillips
Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS
	Millions of Dollars
	Three Months Ended
	March 31
	2008	2007
Revenues and Other Income
Sales and other operating revenues*	$54,883	41,320
Equity in earnings of affiliates	1,359	929
Other income	310	618
	56,552	42,867
Costs and Expenses
Purchased crude oil, natural gas and products	37,820	26,715
Production and operating expenses	2,691	2,492
Selling, general and administrative expenses	526	527
Exploration expenses	309	262
Depreciation, depletion and amortization	2,209	2,024
Impairments	6	(1)
Taxes other than income taxes*	5,155	4,374
Accretion on discounted liabilities	104	79
Interest and debt expense	207	307
Foreign currency transaction (gains) losses	(43)	1
Minority interests	19	21
	49,003	36,801

Income before income taxes	7,549	6,066
Provision for income taxes	3,410	2,520
Net Income	$4,139	3,546

Net Income per share of common stock (dollars)
Basic	$2.65	2.15
Diluted	$2.62	2.12

Average common shares outstanding (in thousands)
Basic	1,562,198	1,647,352
Diluted	1,582,025	1,668,847

*Includes excise taxes on petroleum products sales:	$3,857	3,841

ConocoPhillips
Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
	Millions of Dollars
	Three Months Ended
	March 31
	2008	2007
SUMMARY OF NET INCOME (LOSS)
E&P
United States	$1,349	916
International	1,538	1,413
Total E&P	2,887	2,329
Midstream	137	85
R&M
United States	435	896
International	85	240
Total R&M	520	1,136
LUKOIL Investment	710	256
Chemicals	52	82
Emerging Businesses	12	(1)
Corporate and other	(179)	(341)
Consolidated	$4,139	3,546

ConocoPhillips
Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
	Three Months Ended
	March 31
	2008	2007

Effective tax rate %	45.2%	41.5

	Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
AFTER-TAX
E&P	$(10)	17
Midstream	-	-
R&M	38	-
LUKOIL Investment	(2)	-
Chemicals	-	-
Emerging Businesses	(1)	-
Corporate and other	(3)	(14)
	$22	3

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$4,139	3,546
Depreciation, depletion and amortization	2,209	2,024
Impairments	6	(1)
Dry hole costs and leasehold impairments	154	148
Accretion on discounted liabilities	104	79
Deferred taxes	(17)	77
Undistributed equity earnings	(987)	(557)
Gain on asset dispositions	(181)	(499)
Other	(164)	(94)
Working capital adjustments	1,324	2,150
Net cash provided by operating activities	$6,587	6,873

CAPITAL EXPENDITURES AND INVESTMENTS
E&P
United States	$1,079	843
International	1,739	1,727
	2,818	2,570
Midstream	-	-
R&M	363	205
LUKOIL Investment	-	-
Chemicals	-	-
Emerging Businesses	61	31
Corporate and other	80	41
	$3,322	2,847

OTHER
	March 31, 2008	December 31, 2007
Total debt	$21,492	21,687
Common stockholders' equity	$89,575	88,983

ConocoPhillips
Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
BY SEGMENT

	Three Months Ended
	March 31
	2008	2007
	Thousands of Barrels Daily
E&P
Crude oil produced
United States
Alaska	254	276
Lower 48	97	104
	351	380
Norway	153	179
United Kingdom	48	55
Canada	23	21
China	33	38
Indonesia	16	13
Vietnam	20	23
Timor Sea	23	24
Libya	47	45
Other	44	62
Total consolidated	758	840
Equity affiliates
Canada	29	23
Russia	16	15
Venezuela	-	82
Total Worldwide	803	960

Syncrude	20	23

Natural gas liquids produced
United States
Alaska*	19	22
Lower 48	69	68
	88	90
Norway	13	8
United Kingdom	10	6
Canada	26	31
Timor Sea	15	12
Other	2	3
Total Worldwide	154	150

*Includes reinjected volumes sold lease-to-lease:	13	16

	Millions of Cubic Feet Daily
Natural gas produced*
United States
Alaska	100	122
Lower 48	1,963	2,190
	2,063	2,312
Norway	273	247
United Kingdom	695	785
Canada	1,101	1,152
China	10	11
Timor Sea	246	243
Indonesia	314	331
Vietnam	16	15
Libya	9	5
Other	173	212
Total consolidated	4,900	5,313
Equity affiliates
Venezuela	-	9
Total Worldwide	4,900	5,322

*Represents quantities available for sale. Excludes gas equivalent of NGL shown above.

Liquefied natural gas sales	480	492

LUKOIL Investment
Production (MBOE/D)*	459	445
Refinery crude oil throughput (MB/D)*	222	219
*Represents our estimated net share of LUKOIL.

ConocoPhillips
Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
	Three Months Ended
	March 31
	2008	2007
E&P
	Per Unit
Average sales prices
Crude oil (per barrel)
United States
Alaska	$95.47	55.50
Lower 48	90.35	49.32
Total U.S.	94.02	53.78
International	95.32	56.29
Total consolidated	94.71	55.17
Equity affiliates*	62.78	40.02
Total Worldwide	92.88	53.38
Natural gas (per MCF)
United States
Alaska	$4.31	4.19
Lower 48	7.67	6.21
Total U.S.	7.63	6.19
International	8.32	6.49
Total consolidated	8.03	6.36
Equity affiliates*	-	0.29
Total Worldwide	8.03	6.35
*Excludes our equity share of LUKOIL reported in the LUKOIL Investment segment.

Midstream
	Thousands of Barrels Daily
Natural gas liquids extracted
Consolidated
United States	-	15
International	-	-
Equity affiliates
United States	190	174
International	8	8
	198	197

	Per Barrel
U.S. product prices
Weighted average NGL**
Consolidated	$60.09	37.73
DCP	56.48	36.55

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

ConocoPhillips
Houston, Texas 77079

	Three Months Ended
	March 31
	2008	2007
	Thousands of Barrels Daily
R&M
United States*
Crude oil capacity	2,008	2,033
Crude oil runs	1,806	1,938
Refinery production	1,991	2,152

International*
Crude oil capacity	670	696
Crude oil runs	578	623
Refinery production	574	644

U.S. petroleum products sales volumes
Gasoline	1,070	1,258
Distillates	869	862
Other products	384	480
	2,323	2,600
International	616	713
	2,939	3,313

	Per Gallon
U.S. average sales prices**
Gasoline-wholesale	$2.54	1.86
Gasoline-retail	2.67	2.03
Distillates-wholesale	2.89	1.94

*Includes ConocoPhillips' share of equity affiliates, except for our share of LUKOIL, which is reported in the LUKOIL Investment segment.

**Excludes excise taxes.